                        Supplement dated March 15, 1996
                 to Flexible Premium Variable Life Survivorship
                 Insurance Policy Prospectus dated May 1, 1995


The following information replaces the text under "Additional Sum Insured" appearing on pages 14 and 15 of the Prospectus:

     Additional Sum Insured. The Owner must purchase an amount of Additional Sum Insured under the Policy equal in amount to the Basic Sum Insured under the Policy. The Basic Sum Insured and Additional Sum Insured generally cannot be increased or decreased after issue, although the Additional Sum Insured may be decreased or, upon application and submission or evidence of insurability, increased on a Policy anniversary. John Hancock may refuse to accept any request to reduce the Additional Sum Insured (a) that would cause the Policy's current Sum Insured to fall below $1,000,000 or (b) if immediately following the reduction, the Policy's current death benefit would reflect an increase necessary for the Policy to continue to qualify as life insurance (see "Death Benefits-Definition of Life Insurance") or an increase pursuant to the optional Extra Death Benefit feature. Any change in Additional Sum Insured will become effective at the beginning of the Policy year after John Hancock receives in good order at its Home Office all information necessary to process the change, and, in the case of an increase in coverage, approves the change.

     Any decision by the Owner to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences. See "Tax Considerations-Policy Proceeds."

     The Owner may elect among several forms of Additional Sum Insured coverage: a level amount of coverage; an amount of coverage that increases on each Policy anniversary up to a prescribed limit; an amount of coverage that increases on each Policy anniversary equal to the amount of premiums paid during prior years plus the Planned Premium for the current year, subject to certain limits; or a combination of those forms of coverage.

     The amount of any Additional Sum Insured is not included in any Guaranteed Minimum Death Benefit. Therefore, if the Policy's Account Value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the Guaranteed Minimum Death Benefit feature.

     The Additional Sum Insured is limited to 100% of the Basic Sum Insured at issue of the Policy and 400% of the Basic Sum Insured thereafter.

     The following amends the reference to the minimum dollar amount of a Policy loan appearing on page 16 of the Prospectus:

     The amount of any loan may not be less than $500.

     The following information is added to the references in the Prospectus to the amount of death benefit proceeds:

     If the last surviving Insured or the younger of two living insureds attains age 100, the Surrender Value otherwise payable on such date will become payable to the beneficiary instead of any death benefit.

     The following amends the reference on page 17 of the Prospectus to the period of time in which reinstatement must be requested:

     The request must be received at John Hancock's Home Office within 3 years after the beginning of the grace period....